UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

FORT LAUDERDALE DIVISION

IN RE:	|	CASE NUMBER
	|	12-19084-RBR
SMF Energy Corporation	|
DEBTOR.	|	JUDGE: Raymond B. Ray
|
	|	CHAPTER 11
|

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM 07/1/2012 TO 07/31/2012

Comes now the above named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Attorney for Debtor's Signature

Debtor's Address	Attorney's Address
and Phone Number:	and Phone Number:
c/o Soneet R. Kapila, CRO	Genovese Joblove & Battista, P.A.
200 W. Cypress Creek Road	200 East Broward Blvd.
Suite 400	Suite 1100
Ft. Lauderdale, Fl 33009	Ft. Lauderdale, FL 33301
(954) 453-8000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor's Chapter 11 Monthly Operating Report
2)	Initial Filing Requirements
3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING 07/1/2012 AND ENDING 07/31/2012

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR
Date of Petition:	April 15, 2012

			CURRENT		CUMULATIVE
			MONTH		PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD		$6,615,066.03	(a)	$91,372.14	(b)
2.	RECEIPTS:
	A.	Cash Sales	-		-
		Minus: Cash Refunds	-		-
		Net Cash Sales	-		-
	B.	Accounts Receivable	130,459.32		13,047,924.90
	C.	Other Receipts (See MOR-3 )	9,424.62		19,948,473.16
	(If you receive rental income,
		you must attach rent roll.)
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)		139,883.94		32,996,398.06
4.	TOTAL FUNDS AVAILABLE FOR
	OPERATIONS (Line 1 + Line 3)		6,754,949.97		33,087,770.20

5.	DISBURSEMENTS
	A.	Advertising	-		-
	B.	Bank Charges	2,817.27		26,776.23
	C.	Contract Labor	15,026.00		48,849.06
	D.	Fixed Asset Payments (not incl. in "N")	-		-
	E.	Insurance	29,186.86		347,363.15
	F.	Inventory Payments (See Attach. 2 )	-		169,025.25
	G.	Leases	2,076.04		21,689.09
	H.	Manufacturing Supplies	-		-
	I.	Office Supplies	745.34		21,458.64
	J.	Payroll - Net (See Attachment 4B )	190,110.50		802,267.41
	K.	Professional Fees (Accounting & Legal)	-		1,061,576.01
	L.	Rent	895.94		200,982.32
	M.	Repairs & Maintenance	-		4,018.99
	N.	Secured Creditor Payments (See Attach. 2 )	-		11,096,111.67
	O.	Taxes Paid - Payroll (See Attachment 4C )	-		152,300.12
	P.	Taxes Paid - Sales & Use (See Attachment 4C)	51,533.00		591,058.47
	Q.	Taxes Paid - Other (See Attachment 4C )	-		36.25
	R.	Telephone	5,690.42		25,657.21
	S.	Travel & Entertainment	-		20,472.62
	Y.	U.S. Trustee Quarterly Fees	20,975.00		20,975.00
	U.	Utilities	-		3,337.48
	V.	Vehicle Expenses	-		520,000.00
	W.	Other Operating Expenses (See MOR-3 )	34,027.95		11,551,949.58
6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)		353,084.32		26,685,904.55
7.	ENDING BALANCE (Line 4 Minus Line 6) [NOTE 1]		$6,401,865.65	(c)	$6,401,865.65	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 20th day of August, 2012	/s/ Soneet R. Kapila
Soneet R. Kapila, Chief Restructuring Officer

(a) This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.

(b) This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.

(c) These two amounts will always be the same if form is completed correctly.

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont'd)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

		Cumulative
Description	Current Month	Petition to Date
Refunds	$9,424.62	$88,350.36
Rejected wires	-	1,198,133.61
Intercompany - SMF	-	7,891,276.27
Intercompany - H&W	-	28,525.02
Proceeds from sale of assets	-	10,742,187.90
Intercompany - SSI	-	-
	-	-
	-	-
	-	-
	-	-
TOTAL OTHER RECEIPTS	$9,424.62	$19,948,473.16

"Other Receipts" includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties, directors, related corporations, etc.) Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

		Cumulative
Description	Current Month	Petition to Date
401K	$2,627.99	$8,637.33
Credit card fees	-	2,491.52
Deposit to Escrow for H&W Sale	-	2,500.00
Intercompany - SMF	-	9,141,445.28
Intercompany - H&W	24,514.88	1,981,508.09
Intercompany - SSI	242.88	6,701.36
ADP payroll fees	536.88	73,251.74
Misc. other disbursements	962.03	26,234.31
Other Expenses - Wells Fargo admin fee reserve	-	300,000.00
Computer storage services	-	-
Petty cash (employee reimb.)	5,143.29	9,179.95
TOTAL OTHER DISBURSEMENTS	$34,027.95	$11,551,949.58

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

MOR-3

SMF Energy Corporation, Inc.

Operating Results

June 2012

NOTE: The company is no longer preparing updated financials since all employees were terminated in June 2012.

	STR	SSI	H&W	Realty	Elimination	SMF Energy
Petroleum product sales and service revenues	$0	$0	$229,294	$0	$0	$229,294
Petroleum product taxes	0	0	8,668	0	0	8,668
Total revenues	0	0	237,962	0	0	237,962

Cost of petroleum product sales and service	447,760	-14,666	496,122	0	0	929,216
Petroleum product taxes	0	0	8,668	0	0	8,668
Total cost of sales	447,760	-14,666	504,790	0	0	937,884

Gross profit	-447,760	14,666	-266,828	0	0	-699,922

Selling, general and administrative expenses	2,014,530	319	64,593	0	0	2,079,442
Executive retirement and related transition expenses	0	0	0	0	0	0

Operating income (loss)	-2,462,290	14,347	-331,421	0	0	-2,779,365

Interest expense	-242,876	-3,000	-55,605	0	23,000	-278,481
Interest and other income, net	3,282,551	-396,780	-484,363	0	-23,000	2,378,408

Income (Loss) before income taxes	577,385	-385,433	-871,389	0	0	-679,438

Income tax benefit (expense)	0	0	-8,667	0	0	8,667
Net Income (loss)	$577,385	$-385,433	$-880,056	$0	$0	$-688,104

The accompanying financial statements of SMF Energy Corporation as of and for the periods ended March 31, 2012 and thereafter have been prepared on a going-concern, historical cost basis and do not include any adjustments that might be required under Generally Accepted Accounting Principles (GAAP) as a result of the company’s Chapter 11 bankruptcy filing on April 15, 2012, the cessation of certain operations since that filing or a plan the company recently filed with the Bankruptcy Court to sell itself at auction.

Unrecorded adjustments that might be required under GAAP include, but may not be limited to, the adoption of a liquidation basis of accounting. This would require a full assessment of the value of the company’s resources and obligations in such a liquidation. It would measure the items in the company’s financial statements based on the actual amount of cash that it expects to collect or pay during the course of the liquidation process. Adjustments to the carrying value of all the company’s assets and liabilities would be required.

The accompanying financial statements have not been reviewed by any outside accountants.

SMF Energy Corporation, Inc.

Balance Sheet

as of June30, 2012

NOTE: The company is no longer preparing updated financials since all employees were terminated in June 2012.
	STR	SSI	H&W	Realty	Elimination	SMF Energy
ASSETS
Current assets:
Cash and cash equivalents	$6,657,738	$0	$9,235,049	$0	$0	$15,892,787
Accounts receivable, net	994,727	0	2,209,297	0	0	3,204,024
Inventories, net	0	0	0	0	0	0
Prepaid expenses and other current assets	129,120	0	2,336	0	0	131,456
Total current assets	7,781,586	0	11,446,682	0	0	19,228,268

Property and equipment, net	979,825	0	4,600	66,679	0	1,051,103
Inter-company	745,503,056	111,384,191	610,958,147	0	-1,467,845,393	0
Identifiable intangible assets, net	0	0	0	0	0	0
Goodwill	0	0	0	0	0	0
Deferred debt costs, net	0	0	0	0	0	0
Other assets	67,442	0	2,300	0	0	69,742
Total assets	754,331,909	111,384,191	622,411,728	66,679	-1,467,845,393	20,349,113

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Line of credit payable - Current	$0	$0	$0	$0	$0	$0
Current portion of term loan/mtg	0	0	0	0	0	0
Accounts payable	12,780,984	4,878	1,594,129	0	0	14,379,992
Accrued expenses and other liabilities	807,840	0	387,017	0	0	1,194,856
Total current liabilities	13,588,824	4,878	1,981,146	0	0	15,574,848
Long-term liabilities:
Term loan/mtg, net of current portion	0	0	0	0	0	0
Promissory note	800,000	0	0	0	0	800,000
Inter-company	717,877,077	106,847,625	632,453,377	88,979	-1,457,267,058	0
Other long-term liabilities	59,240	0	998	0	0	60,239
Total liabilities	732,325,142	106,852,503	634,435,521	88,979	-1,457,267,058	16,435,087
Contingencies
Shareholders’ equity:
Preferred stock, $0.01 par value; 5,000 Series D shares authorized	5	0	0	0	0	5
Common stock, $0.01 par value; 50,000,000 shares authorized	84,320	1	0	0	0	84,321
Additional paid-in capital	36,260,788	6,607,548	3,970,788	0	-10,578,336	36,260,788
Accumulated deficit	-14,338,345	-2,075,861	-15,994,582	-22,300	0	-32,431,088
Total shareholders’ equity	22,006,768	4,531,688	-12,023,794	-22,300	-10,578,336	3,914,026
Total liabilities and shareholders’ equity	754,331,909	111,384,191	622,411,728	66,679	-1,467,845,393	20,349,113

The accompanying financial statements of SMF Energy Corporation as of and for the periods ended March 31, 2012 and thereafter have been prepared on a going-concern, historical cost basis and do not include any adjustments that might be required under Generally Accepted Accounting Principles (GAAP) as a result of the company’s Chapter 11 bankruptcy filing on April 15, 2012, the cessation of certain operations since that filing or a plan the company recently filed with the Bankruptcy Court to sell itself at auction.

Unrecorded adjustments that might be required under GAAP include, but may not be limited to, the adoption of a liquidation basis of accounting. This would require a full assessment of the value of the company’s resources and obligations in such a liquidation. It would measure the items in the company’s financial statements based on the actual amount of cash that it expects to collect or pay during the course of the liquidation process. Adjustments to the carrying value of all the company’s assets and liabilities would be required.

The accompanying financial statements have not been reviewed by any outside accountants.

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor:	SMF Energy Corporations	Case Number:	12-19084-RBR

Reporting Period beginning 07/1/2012 and ending 07/31/2012

ACCOUNTS RECEIVABLE AT PETITION DATE:	$11,505,148.43

ACCOUNTS RECEIVABLE RECONCILIATION

(include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance:	$1,344,386.95	(a)
PLUS: Current Month New Billings	$-
MINUS: Collections During the Month	$(130,459.32	)(b)
PLUS/MINUS: Adjustments of Write-offs	$26,383.51	*
End of Month Balance	$1,240,311.14	(c)

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

POST PETITION ACCOUNTS RECEIVABLE AGING

(Show the total amount for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total

$(2,023.19)	$(1,621.27)	$(12,306.19)	$1,256,261.79	$1,240,311.14	(c)

For any receivables in the "Over 90 Days" category, please provide the following:

Customer	Receivable Date	Status (Collection efforts taken, estimate of collectibility, write- off, disputed account, etc.)

See attached

(a) This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.

(b) This must equal the number reported in the "Current Month" column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).

(c) These two amounts must equal.

MOR-4

SMF Energy Corp.

A/R Aging - June 30, 2012

Attachment 1

Customer Name	Payment Terms ID	Customer Balance	Current	30 Days	60 Days	90 Days	120 + Days
	COLLECTIONS	$19,992.03	$0.00	$0.00	$0.00	$0.00	$19,992.03
	NET 10	$0.60	$0.00	$0.00	$0.00	$0.60	$0.00
	Net 30	$(501.96)	$0.00	$0.00	$0.00	$0.00	$(501.96)
	Net 30	$(240.00)	$0.00	$(240.00)	$0.00	$0.00	$0.00
	Net 45	$35,580.16	$0.00	$0.00	$0.00	$0.00	$35,580.16
	Net 45	$162,859.46	$0.00	$0.00	$0.00	$0.00	$162,859.46
	Net 45	$413,060.73	$0.00	$0.00	$0.00	$0.00	$413,060.73
	NET 10	$4,140.73	$0.00	$0.00	$0.00	$1,182.03	$2,958.70
	NET 10	$1,501.31	$0.00	$0.00	$0.00	$494.34	$1,006.97
	NET 10	$(727.73)	$(727.73)	$0.00	$0.00	$0.00	$0.00
	COLLECTIONS	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	BANKRUPTCY	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 10	$1,318.40	$0.00	$0.00	$0.00	$1,318.40	$0.00
	COLLECTIONS	$17,618.82	$0.00	$0.00	$0.00	$0.00	$17,618.82
	NET 30 DAYS	$7,076.93	$0.00	$0.00	$0.00	$7,076.93	$0.00
	NET 30 DAYS	$75.00	$0.00	$0.00	$0.00	$75.00	$0.00
	NET 30 DAYS	$(150.00)	$0.00	$0.00	$0.00	$0.00	$(150.00)
	Net 10	$528.67	$0.00	$0.00	$0.00	$0.00	$528.67
	NET 10	$260.09	$0.00	$0.00	$0.00	$0.00	$260.09
	NET 30	$25.77	$0.00	$0.00	$0.00	$0.00	$25.77
	NET 30	$(285.00)	$0.00	$0.00	$(285.00)	$0.00	$0.00
	NET 10	$21,855.40	$0.00	$0.00	$0.00	$7,994.90	$13,860.50
	NET 10	$3,488.28	$0.00	$0.00	$0.00	$2,344.49	$1,143.79
	NET 20 DAYS	$224.23	$0.00	$0.00	$0.00	$0.00	$224.23
	NET 20 DAYS	$1,138.38	$0.00	$0.00	$0.00	$0.00	$1,138.38
	NET 20 DAYS	$3,937.04	$0.00	$0.00	$0.00	$0.00	$3,937.04
	NET 20 DAYS	$5,050.37	$0.00	$0.00	$0.00	$0.00	$5,050.37
	NET 20 DAYS	$17,730.07	$0.00	$0.00	$0.00	$0.00	$17,730.07
	NET 10	$16,157.14	$0.00	$0.00	$0.00	$16,157.14	$0.00
	NET 10	$1,949.35	$0.00	$0.00	$0.00	$1,949.35	$0.00
	NET 30 DAYS	$1,182.83	$0.00	$0.00	$0.00	$0.00	$1,182.83
	COLLECTIONS	$314.21	$0.00	$0.00	$0.00	$0.00	$314.21
	COLLECTIONS	$3,987.29	$0.00	$0.00	$0.00	$0.00	$3,987.29

Customer Name	Payment Terms ID	Customer Balance	Current	30 Days	60 Days	90 Days	120 + Days
	COLLECTIONS	$169.63	$0.00	$0.00	$0.00	$0.00	$169.63
	NET 10	$1,576.30	$0.00	$0.00	$0.00	$1,549.54	$26.76
	NET 30 DAYS	$607.56	$0.00	$0.00	$0.00	$0.00	$607.56
	NET 30 DAYS	$(100.00)	$0.00	$0.00	$0.00	$0.00	$(100.00)
	COLLECTIONS	$53,273.52	$0.00	$0.00	$0.00	$0.00	$53,273.52
	MCOLLECTIONS	$5,067.77	$0.00	$0.00	$0.00	$0.00	$5,067.77
	NET 10	$4,965.78	$0.00	$0.00	$0.00	$0.00	$4,965.78
	NET 30 DAYS	$6,910.58	$0.00	$0.00	$0.00	$6,910.58	$0.00
	NET 10	$34,931.57	$0.00	$0.00	$0.00	$34,931.57	$0.00
	COLLECTIONS	$805.91	$0.00	$0.00	$0.00	$0.00	$805.91
	NET 10	$362.64	$0.00	$0.00	$0.00	$0.00	$362.64
	COLLECTIONS	$8,514.15	$0.00	$0.00	$0.00	$0.00	$8,514.15
	NET 10	$26,353.63	$0.00	$0.00	$0.00	$11,334.53	$15,019.10
	NET 30 DAYS	$(343.36)	$0.00	$0.00	$0.00	$0.00	$(343.36)
	NET 10	$476.00	$0.00	$0.00	$0.00	$476.00	$0.00
	NET 10	$911.64	$0.00	$0.00	$0.00	$0.00	$911.64
	NET 10	$12,342.92	$0.00	$0.00	$0.00	$7,100.59	$5,242.33
	C.O.D/ CREDIT CARD	$(791.16)	$0.00	$0.00	$0.00	$(791.16)	$0.00
	NET 10	$2,354.51	$0.00	$0.00	$0.00	$1,028.02	$1,326.49
	NET 10	$7,230.19	$0.00	$0.00	$0.00	$0.00	$7,230.19
	COLLECTIONS	$27,134.24	$0.00	$0.00	$0.00	$0.00	$27,134.24
	Net 30	$(500.00)	$0.00	$(500.00)	$0.00	$0.00	$0.00
	NET 10	$173.69	$0.00	$0.00	$0.00	$0.00	$173.69
	NET 10	$720.51	$0.00	$0.00	$0.00	$0.00	$720.51
	NET 10	$15.43	$0.00	$0.00	$0.00	$0.00	$15.43
	NET 10	$172.52	$0.00	$0.00	$0.00	$0.00	$172.52
	NET 10	$3,624.96	$0.00	$0.00	$0.00	$0.00	$3,624.96
	NET 10	$91.62	$0.00	$0.00	$0.00	$0.00	$91.62
	NET 30 DAYS	$1,005.35	$0.00	$0.00	$0.00	$1,005.35	$0.00
	NET 10	$869.69	$0.00	$0.00	$0.00	$869.69	$0.00
	NET 10	$14.62	$0.00	$0.00	$0.00	$0.00	$14.62
	NET 10	$93.59	$0.00	$0.00	$0.00	$93.59	$0.00
	NET 10	$725.89	$0.00	$0.00	$0.00	$505.41	$220.48
	NET 10	$(63.65)	$0.00	$0.00	$0.00	$0.00	$(63.65)
	NET 30 DAYS	$2,381.37	$0.00	$0.00	$0.00	$2,381.37	$0.00
	NET 10	$3,935.84	$0.00	$0.00	$0.00	$0.00	$3,935.84
	NET 10	$20,864.16	$0.00	$0.00	$0.00	$0.00	$20,864.16
	NET 30 DAYS	$754.15	$0.00	$0.00	$0.00	$0.00	$754.15

Customer Name	Payment Terms ID	Customer Balance	Current	30 Days	60 Days	90 Days	120 + Days
	NET 10	$4,427.35	$0.00	$0.00	$0.00	$2,304.75	$2,122.60
	NET 10	$50,715.66	$0.00	$0.00	$0.00	$36,957.23	$13,758.43
	NET 30 DAYS	$3,114.37	$0.00	$0.00	$1,546.36	$1,568.01	$0.00
	NET 30 DAYS	$896.24	$0.00	$0.00	$0.00	$896.24	$0.00
	NET 10	$50.95	$0.00	$0.00	$0.00	$50.95	$0.00
	NET 10	$95,970.53	$0.00	$0.00	$0.00	$36,083.27	$59,887.26
	NET 30 DAYS	$264.36	$0.00	$0.00	$0.00	$0.00	$264.36
	COLLECTIONS	$3,489.59	$0.00	$0.00	$0.00	$0.00	$3,489.59
	COLLECTIONS	$5,617.92	$0.00	$0.00	$0.00	$0.00	$5,617.92
	Credit Card	$822.13	$0.00	$0.00	$0.00	$0.00	$822.13
	Legal	$5,836.04	$0.00	$0.00	$0.00	$0.00	$5,836.04
	NET 10	$1,696.26	$0.00	$0.00	$0.00	$1,696.26	$0.00
	NET 10	$(100.00)	$0.00	$0.00	$0.00	$(100.00)	$0.00
	Net 30	$(145.00)	$0.00	$0.00	$0.00	$(145.00)	$0.00
	NET 10	$6,818.91	$0.00	$0.00	$0.00	$0.00	$6,818.91
	Net 30	$225.00	$0.00	$0.00	$0.00	$225.00	$0.00
	Net 30	$(325.00)	$0.00	$(325.00)	$0.00	$0.00	$0.00
	Net 30	$(250.00)	$0.00	$(250.00)	$0.00	$0.00	$0.00
	Net 30	$761.95	$0.00	$0.00	$275.00	$275.00	$211.95
	Net 30	$(235.00)	$0.00	$0.00	$(235.00)	$0.00	$0.00
	Legal	$2,050.00	$0.00	$0.00	$0.00	$0.00	$2,050.00
	NET 30	$(1,035.00)	$(1,035.00)	$0.00	$0.00	$0.00	$0.00
	NET 10	$(8,105.70)	$0.00	$0.00	$(8,219.27)	$113.57	$0.00
	NET 30	$(61.92)	$0.00	$0.00	$(61.92)	$0.00	$0.00
	Net 30	$19,831.11	$0.00	$0.00	$0.00	$0.00	$19,831.11
	NET 10	$360.86	$0.00	$0.00	$0.00	$0.00	$360.86
	NET 30 DAYS	$24,672.96	$0.00	$0.00	$0.00	$10,656.93	$14,016.03
	NET 30 DAYS	$17,218.79	$0.00	$0.00	$0.00	$6,601.46	$10,617.33
	NET 30 DAYS	$16,957.25	$0.00	$0.00	$0.00	$7,305.54	$9,651.71
	COLLECTIONS	$27,491.86	$0.00	$0.00	$0.00	$0.00	$27,491.86
	Net 30	$580.00	$0.00	$0.00	$0.00	$580.00	$0.00
	Net 30	$295.00	$0.00	$0.00	$0.00	$295.00	$0.00
	NET 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	NET 10	$(479.41)	$0.00	$0.00	$(479.41)	$0.00	$0.00
	NET 20 DAYS	$14.82	$0.00	$0.00	$0.00	$0.00	$14.82
	NET 20 DAYS	$0.23	$0.00	$0.00	$0.00	$0.23	$0.00
	NET 10	$(98.81)	$0.00	$0.00	$0.00	$(98.81)	$0.00
	NET 10	$292.53	$0.00	$0.00	$0.00	$292.53	$0.00

Customer Name	Payment Terms ID	Customer Balance	Current	30 Days	60 Days	90 Days	120 + Days
	NET 10	$(1,513.19)	$0.00	$0.00	$0.00	$(1,513.19)	$0.00
	Net 10	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	DO NOT SELL	$707.77	$0.00	$0.00	$0.00	$0.00	$707.77
	NET 10	$(5,971.33)	$(260.46)	$0.00	$(4,277.96)	$(1,432.91)	$0.00
	NET 20 DAYS	$677.63	$0.00	$0.00	$0.00	$163.37	$514.26
	NET 20 DAYS	$12.31	$0.00	$0.00	$0.00	$0.00	$12.31
	NET 20 DAYS	$0.40	$0.00	$0.00	$0.00	$0.40	$0.00
	NET 10	$(411.06)	$0.00	$0.00	$(411.06)	$0.00	$0.00
	NET 10	$145.22	$0.00	$0.00	$0.00	$0.00	$145.22
	Net 30	$(306.27)	$0.00	$(306.27)	$0.00	$0.00	$0.00
	NET 10	$699.78	$0.00	$0.00	$0.00	$0.00	$699.78
	NET 10	$(157.93)	$0.00	$0.00	$(157.93)	$0.00	$0.00
	NET 20 DAYS	$8.62	$0.00	$0.00	$0.00	$8.62	$0.00
		$1,240,311.14	$(2,023.19)	$(1,621.27)	$(12,306.19)	$208,772.71	$1,047,489.08

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 07/1/2012 and ending 07/31/2012

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date	Days
Incurred	Outstanding	Vendor	Description	Amount
$-
See attached				-
-
-
-
-
-
TOTAL AMOUNT				$-	(b)

☐     Check here is pre-petition debts have been paid. Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only):

Opening balance	$12,829.43	(a)
PLUS: New Indebtedness Incurred This Month	492,319.00
MINUS: Amount Paid on Post Petition,	(323,426.15)
Accounts Payable This Month	-
PLUS/MINUS: Adjustments	-
Ending Month Balance	$181,722.28	*

* July 2012 professional fee invoices are not included in this balance.

The previous month MOR included pre-petition A/P and this adjustment corrects the A/P to include only post-petition activity.

SECURED PAYMENTS REPORT

List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section.

Number of
Secured	Date Payment	Amount		Post Petition	Total Amount of
Creditor /	Due This	Paid This		Payments	Post Petition Payments
Lessor	Month	Month		Delinquent	Delinquent
None

TOTAL		$-	(d)

(a) This number is carried from last month's report. For the first report only, this number will be zero.

(b,c)The total of line (b) must equal line (c).

(d)This number is reported in the "Current Month" column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-5

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation Post-Petition Accounts Payable Aging as of July 31, 2012

PRELIMINARY DRAFT as of August 17, 2012:

This is a preliminary draft. It has been prepared based on preliminary information and assumptions. No one may rely on this draft. It is subject to change as additional information becomes available or is clarified.

Petition Date: April 15, 2012

Name	Document Date	Due Date	Current	41-60 Days	61-90 Days	91 and Over	Total
Holland & Knight, LLP	7/10/2012	7/10/2012	$3,469.20	$-	$-	$-	$3,469.20
Holland & Knight, LLP	6/30/2012	6/30/2012	15,482.80	-	-	-	15,482.80
De La Hoz & Associates, PA	6/30/2012	6/30/2012	2,252.00	-	-	-	2,252.00
Kapila & Company	6/30/2012	6/30/2012	42,094.33	-	-	-	42,094.33
Kapila & Company			2,137.88	-	-	-	2,137.88
Shutts & Bowen, LLP	7/11/2012	8/11/2012	6,300.22	-	-	-	6,300.22
Ehrenstein, Charbonneau, Calderin	7/11/2012	7/11/2012	28,722.60	-	-	-	28,722.60
Trustee Services, Inc.	6/30/2012	6/30/2012	43,452.68	-	-	-	43,452.68
Katherine Sutton	7/28/2012	7/31/2012	1,600.00	-	-	-	1,600.00
Tim Shaw	7/28/2012	7/31/2012	5,700.00	-	-	-	5,700.00
Eula Reeves	7/28/2012	7/31/2012	435.00	-	-	-	435.00
Christine Watters	7/28/2012	7/31/2012	1,170.00	-	-	-	1,170.00
Abraham Tatis	7/28/2012	7/31/2012	792.00	-	-	-	792.00
Karen Hill	7/28/2012	7/31/2012	120.00	-	-	-	120.00
CentruyLink	7/13/2012	8/6/2012	63.95	-	-	-	63.95
FedEx	7/17/2012	8/1/2012	339.77	-	-	-	339.77
FedEx	7/24/2012	8/8/2012	197.14	-	-	-	197.14
Southern California Edison	6/21/2012	7/10/2012	91.60	-	-	-	91.60
Southern California Edison	6/21/2012	7/10/2012	156.70	-	-	-	156.70
Southern California Edison	7/21/2012	8/9/2012	115.87	-	-	-	115.87

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation Post-Petition Accounts Payable Aging as of July 31, 2012

PRELIMINARY DRAFT as of August 17, 2012:

This is a preliminary draft. It has been prepared based on preliminary information and assumptions. No one may rely on this draft. It is subject to change as additional information becomes available or is clarified.

Petition Date: April 15, 2012

Name	Document Date	Due Date	Current	41-60 Days	61-90 Days	91 and Over	Total
Sparkletts	7/1/2012	7/24/2012	51.55	-	-	-	51.55
Sparkletts	7/4/2012	7/27/2012	53.27	-	-	-	53.27
Sparkletts	7/4/2012	7/27/2012	54.27	-	-	-	54.27
Crystal Springs	7/3/2012	7/26/2012	112.78	-	-	-	112.78
LEAF	7/11/2012	8/10/2012	159.00	-	-	-	159.00
Comfort House, Inc.	7/24/2012	7/24/2012	101.31	-	-	-	101.31
Timothy Shaw	7/31/2012	7/31/2012	345.32	-	-	-	345.32
VAR Resources	7/13/2012	8/1/2012	765.23	-	-	-	765.23
Public Storage	7/15/2012	8/1/2012	1,593.20	-	-	-	1,593.20
Alternative Legal Copy Service, Inc.	7/27/2012	8/27/2012	4,113.01	-	-	-	4,113.01
Peak 10	4/1/2012	5/1/2012	-	-	4,328.20	-	4,328.20
Peak 10	7/1/2012	7/31/2012	8,656.40	-	-	-	8,656.40
FedEx	7/31/2012	8/15/2012	60.38	-	-	-	60.38
Johnston County Tax Collector	7/27/2012	9/1/2012	14.80	-	-	-	14.80
SageQuest	6/1/2012	7/1/2012	4,119.82	-	-	-	4,119.82
Ahearn Jasco + Company	6/20/2012	6/20/2012	2,500.00	-	-	-	2,500.00
			$177,394.08	$-	$4,328.20	$-	$181,722.28

Kapila & Company

ATTACHMENT 3

INVENTORY AND FIXED ASSET REPORT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 07/1/2012 and ending 07/31/2012

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:	$-
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month	$-	(a)
PLUS: Inventory Purchased During Month	$-
MINUS: Inventory Used or Sold	$-
PLUS/MINUS: Adjustments or Write-downs	$-	*
Inventory on Hand at End of Month	$-

METHOD OF COSTING INVENTORY:	FIFO

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

INVENTORY AGING

Less than 6	6 months to	Greater than	Considered
months old	2 years old	2 years old	Obsolete		Total Inventory

0.00%	0.00%	0.00%	0.00%	=	0	%*

*Aging Percentages must equal 100%

☐   Check here if inventory contains perishable items.

Description of Obsolete Inventory:

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:	$3,744,475	(b)
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION: (First Report Only):	Vehicles, furnishings, office equipment, machinery, etc.

FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month	$979,825	(a)(b)
MINUS: Depreciation Expense	$-
PLUS: New purchases	$-
PLUS/MINUS: Adjustments or Write-downs	$(979,825	)*
Ending Monthly Balance	$-

*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING

PERIOD:	An auction was conducted on July 19th of the remaining furnishings and office equipment.

(a)	This number is carried forward from last month's report. For the first report only, this number will be the balance as of the petition date.
(b)	Fair Market Value is the amount at which fixed assets could be sold under current economic conditions.
Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-6

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 07/1/2012 and ending 07/31/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation	ACCOUNT NUMBER:	4124321431
	Debtor In Possession
	Chapter 11 Case No. 12-19084-RBR
	Accounts Payable Account

PURPOSE OF ACCOUNT:	Operating

Ending Balance Per Bank Statement	$-
Plus Total Amount of Outstanding Deposits	$-
Minus Total Amount of Outstanding Checks and other debits	$(19,500.66	)*
Minus Service Charges	$-
Ending Balance Per Check Register	$(19,500.66	)**(a)

*Debit cards are used by

** If Closing Balance is negative, provide explanation:

Since this account is setup as a ZBA account, it is only funded when the checks are presented to the bank. The funds will be automatically transferred by the bank from the Master Funding account to the A/P account when a check is presented against the account. Accordingly any outstanding checks will reflect as a negative balance until the checks are presented to the bank.

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:

(☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
$-

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$-	Transferred to Payroll Account
$-	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

WellsOne® Account Account number: 4124321431 ■ July 1, 2012 - July 31, 2012 ■ Page 1 of 2

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday
SMF ENERGY CORPORATION
DEBTOR IN POSSESSION
CHAPTER 11 CASE NO.12-19084-RBR	Online: wellsfargo.com
ACCOUNTS PAYABLE ACCOUNT	Write:	Wells Fargo Bank, N.A. (182)
200 W CYPRESS CREEK RD STE 400		PO Box 63020
FORT LAUDERDALE FL 33309-2175		San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	Beginning balance	Total credits	Total debits	Ending balance
4124321431	$0.00	$214,346.63	$-214,346.63	$0.00

Credits

Electronic deposits/bank credits

Effective	Posted
date	date	Amount	Transaction detail
	07/02	2,456.63	ZBA Balance Account Transfer From 4124321423
	07/03	19,642.97	ZBA Balance Account Transfer From 4124321423
	07/05	78,971.35	ZBA Balance Account Transfer From 4124321423
	07/09	1,795.57	ZBA Balance Account Transfer From 4124321423
	07/10	114.00	ZBA Balance Account Transfer From 4124321423
	07/11	269.87	ZBA Balance Account Transfer From 4124321423
	07/12	51,553.00	WT Seq111383 Smf Energy Corp /Org=Smf Energy Corporation Srf#
			IN12071213074148 Trn#120712111383 Rfb# 000000453
	07/12	28,682.29	WT Seq104192 Smf Energy Corp /Org=Smf Energy Corporation Srf#
			IN12071212371431 Trn#120712104192 Rfb# 000000451
	07/12	9,345.13	WT Seq#84918 Smf Energy Corp /Org=Smf Energy Corporation Srf#
			IN12071211152497 Trn#120712084918 Rfb# 000000448
	07/12	940.77	WT Seq105600 Smf Energy Corp /Org=Smf Energy Corporation Srf#
			IN12071212433327 Trn#120712105600 Rfb# 000000452
	07/16	10,285.90	ZBA Balance Account Transfer From 4124321423
	07/17	9,345.13	Au Hist Rtn 120717 830570 Smf Energy Corporation
	07/17	940.77	John Hancock Hist Rtn 120717 0056985 Smf Energy Corporation
	07/20	3.25	ZBA Balance Account Transfer From 4124321423
		$214,346.63	Total electronic deposits/bank credits
		$214,346.63	Total credits

(182)

Sheet Seq = 0070233

Sheet 00001 of 00002

Account number: 4124321431 ■ July 1, 2012 - July 31, 2012 ■ Page 2 of 2

Debits

Electronic debits/bank debits

Effective	Posted
date	date	Amount	Transaction detail
	07/02	946.63	John Hancock ACH Debit 120702 0056985 Smf Energy Corporation
	07/03	302.74	Hrtland Pmt Sys Txns/Fees 650000003524157 Smf Energy Corporatio
	07/05	21,873.04	WT Fed#01117 Deutsche Bank Trus /Ftr/Bnf=ADP Payroll Deposit Custodial
			Acc Srf# IN12070510520788 Trn#120705109911 Rfb# 000000444
	07/05	56,032.82	WT Seq103235 Smf Energy Corp /Bnf=Smf Payroll Srf# IN12070510542934
			Trn#120705103235 Rfb# 000000445
	07/09	740.59	John Hancock ACH Debit 120709 0056985 Smf Energy Corporation
	07/10	114.00	Heartlndpmtsys Receivable 070912 17542 Smf Energy Corporation
	07/12	28,682.29	WT Fed#00611 Deutsche Bank Trus /Ftr/Bnf=ADP Payroll Deposit Custodial
			Acc Srf# IN12071212274682 Trn#120712122093 Rfb# 000000449
	07/12	61,750.98	ZBA Balance Account Transfer to 4124321423
	07/16	9,345.13	Au Equity Com 830570 Smf Energy Corporation
	07/16	940.77	John Hancock ACH Debit 120716 0056985 Smf Energy Corporation
	07/17	10,285.90	ZBA Balance Account Transfer to 4124321423
		$191,014.89	Total electronic debits/bank debits

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
100656	3.25	07/20	100822 *	560.00	07/02	100827	269.87	07/11
100806 *	118.07	07/05	100823	950.00	07/02	100828	37.10	07/03
100818 *	18,709.23	07/03	100824	820.00	07/09	100829	380.00	07/05
100819	567.42	07/05	100825	87.92	07/12	100830	48.15	07/09
100820	593.90	07/03	100826	186.83	07/09
		$23,331.74	Total checks paid

* Gap in check sequence.

$214,346.63	Total debits

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
06/30	0.00	07/09	0.00	07/16	0.00
07/02	0.00	07/10	0.00	07/17	0.00
07/03	0.00	07/11	0.00	07/20	0.00
07/05	0.00	07/12	0.00
Average daily ledger balance		$0.00

©2010 Wells Fargo Bank, N.A.

All rights reserved. Member FDIC.

Sheet Seq = 0070234

Sheet 00002 of 00002

ATTACHMENT 5A

CHECK REGISTER- OPERATING ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 07/1/2012 and ending 07/31/2012

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR
Accounts Payable Account

ACCOUNT NUMBER:	4124321431

PURPOSE OF ACCOUNT:	Operating

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount

See Attachment				$-

TOTAL				$-

MOR-8

SMF Energy Corporation
Check register	Account Number:	4124321431
Wells Fargo - Accounts Payable Account	Reporting Period:	07/01/2012 - 07/31/2012

SMF Energy Corporation

Check/ACH Debit Register

For the Period from 07/01/2012 to 07/31/2012

Date	Check Number	Payee	Purpose	Amount
7/2/2012	ACH Debit	John Hancock	401(k) contribution	$946.63
7/3/2012	ACH Debit	Heartland Payment Systems	Merchant fees	302.74
7/5/2012	ACH Debit	Deutsche Bank & Trust	Payroll	21,873.04
7/9/2012	ACH Debit	John Hancock	401(k) contribution	740.59
7/10/2012	ACH Debit	Heartland Payment Systems	Merchant fees	114.00
7/12/2012	ACH Debit	Deutsche Bank & Trust	Payroll	28,682.29
		Total		$52,659.29

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 07/1/2012 and ending 07/31/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm.

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation	ACCOUNT NUMBER:	2000011121866
	FKA Streicher Mobile Fueling Inc.
	Debtor In Possession
	Chapter 11 Case No. 12-19084-RBR

PURPOSE OF ACCOUNT:	Payroll

Ending Balance per Bank Statement	$4,618.29
Plus Total Amount of Outstanding Deposits	$-
Minus Total Amount of Outstanding Checks and other debits	$-	*
Minus Service Charges	$-
Ending Balance Per Check Register	$4,618.29	**(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:_______________________________

The following disbursements were paid in Cash: (☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-9

WellsOne® Account Account number: 2000011121866 ¾ July 1, 2012 - July 31, 2012 ¾ Page 1 of 2

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday
SMF ENERGY CORPORATION
FKA STREICHER MOBILE FUELING INC	Online: wellsfargo.com
DEBTOR IN POSSESSION
CHAPTER 11 CASE NO.12-19084-RBR	Write:	Wells Fargo Bank, N.A. (182)
200 W CYPRESS CREEK RD STE 400		PO Box 63020
FORT LAUDERDALE FL 33309-2175		San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	Beginning balance	Total credits	Total debits	Ending balance
2000011121866	$5,000.00	$139,555.17	$-139,936.88	$4,618.29

Credits
Electronic deposits/bank credits

Effective	Posted
date	date	Amount	Transaction detail
	07/05	56,032.82	WT Seq103235 Smf Energy Corp /Org=Smf Energy Corporation Srf#
			IN12070510542934 Trn#120705103235 Rfb# 000000445
	07/12	83,522.35	WT Seq103684 Smf Energy Corp /Org=Smf Energy Corporation Srf#
			IN12071212351861 Trn#120712103684 Rfb# 000000450
		$139,555.17	Total electronic deposits/bank credits
		$139,555.17	Total credits

Debits
Electronic debits/bank debits

Effective	Posted
date	date	Amount	Transaction detail
	07/05	56,032.82	WT Fed#01116 Deutsche Bank Trus /Ftr/Bnf=ADP Payroll Deposit Custodial
			Acc Srf# IN12070510514330 Trn#120705109910 Rfb# 000000443
	07/06	381.71	Cstar Adj Ref # A-2041805868AZ Miscellaneous Debi
	07/12	83,522.35	WT Fed#00614 Deutsche Bank Trus /Ftr/Bnf=ADP Payroll Deposit Custodial
			Acc Srf# IN12071213273201 Trn#120712122094 Rfb# 000000454
		$139,936.88	Total electronic debits/bank debits
		$139,936.88	Total debits

(182)

Sheet Seq = 0022052

Sheet 00001 of 00002

Account number: 2000011121866 ¾ July 1, 2012 - July 31, 2012 ¾ Page 2 of 2

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
06/30	5,000.00	07/06	4,618.29	07/12	4,618.29
07/05	5,000.00

Average daily ledger balance		$4,679.85

©2010 Wells Fargo Bank, N.A.

All rights reserved. Member FDIC.

Sheet Seq = 0022053

Sheet 00002 of 00002

ATTACHMENT 5B

CHECK REGISTER- PAYROLL ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 07/1/2012 and ending 07/31/2012

NAME OF BANK:	Wells Fargo	Branch:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation
	FKA Streicher Mobile Fueling Inc.
	Debtor In Possession
	Chapter 11 Case No. 12-19084-RBR

ACCOUNT NUMBER:	2000011121866

PURPOSE OF ACCOUNT:	Payroll

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

	Check
Date	Number	Payee	Purpose	Amount

07/05/12	ACH	Deutsche Bank & Trust	Payroll	$56,032.82
07/06/12	ACH	Cstar	Processing fees	381.71
07/12/12	ACH	Deutsche Bank & Trust	Payroll	83,522.35

TOTAL				$139,936.88

MOR-10

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - MASTER FUNDING ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 07/1/2012 and ending 07/31/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation	ACCOUNT NUMBER:	4124321423
	Debtor In Possession
	Chapter 11 Case No. 12-19084-RBR
	Master Funding Account

PURPOSE OF ACCOUNT:	Master Funding Account

Ending Balance Per Bank Statement	$221,684.65
Plus Total Amount of Outstanding Deposits	$-
Minus Total Amount of Outstanding Checks and other debits	$-	*
Minus Service Charges	$-
Ending Balance Per Check Register	$221,684.65	**(a)

*Debit cards are used by

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:

(☐Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
$-

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$-	Transferred to Payroll Account
$-	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

WellsOne® Account Account number: 4124321423 ¾ July 1, 2012 - July 31, 2012 ¾ Page 1 of 3

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday
SMF ENERGY CORPORATION
DEBTOR IN POSSESSION	Online: wellsfargo.com
CHAPTER 11 CASE NO.12-19084-RBR
MASTER FUNDING ACCOUNT	Write:	Wells Fargo Bank, N.A. (182)
200 W CYPRESS CREEK RD STE 400		PO Box 63020
FORT LAUDERDALE FL 33309-2175		San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	Beginning balance	Total credits	Total debits	Ending balance
4124321423	$715,922.14	$1,323,963.40	$-1,818,200.89	$221,684.65

Credits

Electronic deposits/bank credits

Effective	Posted
date	date	Amount	Transaction detail
	07/10	200,000.00	WT Seq128057 WF Wires Ptld-Rtn Item /Org= Srf# 2012071000099278
			Trn#120710128057 Rfb#
	07/12	1,000,000.00	Move Funds From Smf 1837 to Operating 1423
	07/12	61,750.98	ZBA Funding Account Transfer From 4124321431
	07/13	51,553.00	WT Seq#63992 Smf Energy Corp /Org=Smf Energy Corporation Srf#
			IN12071309161807 Trn#120713063992 Rfb# 000000456
	07/17	10,285.90	ZBA Funding Account Transfer From 4124321431
	07/23	373.52	ZBA Funding Account Transfer From 4124321456
		$1,323,963.40	Total electronic deposits/bank credits
		$1,323,963.40	Total credits

Debits

Electronic debits/bank debits

Effective	Posted
date	date	Amount	Transaction detail
	07/02	6,258.35	WT Seq#86976 H & W Petroleum CO Inc /Bnf=Hw Payroll Srf#
			IN12070209090579 Trn#120702086976 Rfb# 000000440
	07/02	2,231.00	WT Seq#87256 H&W Petroleum CO Inc /Bnf=H&Wpetro Srf#
			IN12070209102013 Trn#120702087256 Rfb# 000000441
	07/02	2,456.63	ZBA Funding Account Transfer to 4124321431
	07/02	912.00	ZBA Funding Account Transfer to 4124321456
	07/03	19,642.97	ZBA Funding Account Transfer to 4124321431

(182)

Sheet Seq = 0070230

Sheet 00001 of 00003

Account number: 4124321423 ¾ July 1, 2012 - July 31, 2012 ¾ Page 2 of 3

Electronic debits/bank debits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/03	7,258.21	ZBA Funding Account Transfer to 4124321456
	07/05	78,971.35	ZBA Funding Account Transfer to 4124321431
	07/05	259.80	ZBA Funding Account Transfer to 4124321456
	07/06	927.05	ZBA Funding Account Transfer to 4124321456
	07/09	1,795.57	ZBA Funding Account Transfer to 4124321431
	07/10	200,000.00	WT Fed#01421 Mellon Bank, N. A. /Ftr/Bnf=Smf Energy Corporation Srf#
			IN12071012115326 Trn#120710096465 Rfb# 000000446
	07/10	114.00	ZBA Funding Account Transfer to 4124321431
	07/10	1,025.76	ZBA Funding Account Transfer to 4124321456
	07/11	200,000.00	WT Fed#05985 Mellon Bank, N. A. /Ftr/Bnf=Smf Energy Corporation Srf#
			IN12071108412184 Trn#120711054528 Rfb# 000000447
	07/11	2,400.53	ZBA Funding Account Transfer to 2079940014538
	07/11	269.87	ZBA Funding Account Transfer to 4124321431
	07/11	242.88	ZBA Funding Account Transfer to 4124321449
	07/11	2,645.87	ZBA Funding Account Transfer to 4124321456
	07/12	83,522.35	WT Seq103684 Smf Energy Corp /Bnf=Smf Payroll Srf# IN12071212351861
			Trn#120712103684 Rfb# 000000450
	07/12	51,553.00	WT Seq111383 Smf Energy Corp /Bnf=Smfenergco Srf# IN12071213074148
			Trn#120712111383 Rfb# 000000453
	07/12	28,682.29	WT Seq104192 Smf Energy Corp /Bnf=Smfenergco Srf# IN12071212371431
			Trn#120712104192 Rfb# 000000451
	07/12	9,345.13	WT Seq#84918 Smf Energy Corp /Bnf=Smfenergco Srf# IN12071211152497
			Trn#120712084918 Rfb# 000000448
	07/12	940.77	WT Seq105600 Smf Energy Corp /Bnf=Smfenergco Srf# IN12071212433327
			Trn#120712105600 Rfb# 000000452
	07/12	80.00	ZBA Funding Account Transfer to 4124321456
	07/13	1,000,000.00	WT Fed#00263 Mellon Bank, N. A. /Ftr/Bnf=Smf Energy Corporation Srf#
			IN12071307495571 Trn#120713056103 Rfb# 000000455
	07/13	103,066.00	WT Seq#78871 Smf Energy Corp /Bnf=Smf CD Srf# IN12071310165396
			Trn#120713078871 Rfb# 000000457
	07/13	20.00	ZBA Funding Account Transfer to 2079940014538
	07/16	10,285.90	ZBA Funding Account Transfer to 4124321431
	07/20	3.25	ZBA Funding Account Transfer to 4124321431
	07/20	373.52	ZBA Funding Account Transfer to 4124321456
	07/24	1,830.24	ZBA Funding Account Transfer to 4124321456
	07/31	1,086.60	ZBA Funding Account Transfer to 4124321456
		$1,818,200.89	Total electronic debits/bank debits
		$1,818,200.89	Total debits

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
06/30	715,922.14	07/06	597,004.78	07/12	1,276,137.74
07/02	704,064.16	07/09	595,209.21	07/13	224,604.74
07/03	677,162.98	07/10	594,069.45	07/16	214,318.84
07/05	597,931.83	07/11	388,510.30	07/17	224,604.74

Sheet Seq = 0070231

Sheet 00002 of 00003

Account number: 4124321423 ¾ July 1, 2012 - July 31, 2012 ¾ Page 3 of 3

Daily ledger balance summary (continued)

Date	Balance	Date	Balance	Date	Balance
07/20	224,227.97	07/24	222,771.25	07/31	221,684.65
07/23	224,601.49
Average daily ledger balance		$395,403.26

©2010 Wells Fargo Bank, N.A.

All rights reserved. Member FDIC.

Sheet Seq = 0070232

Sheet 00003 of 00003

ATTACHMENT 5C

CHECK REGISTER- MASTER FUNDING ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 07/1/2012 and ending 07/31/2012

NAME OF BANK:	Wells Fargo	Branch:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR
Master Funding Account

ACCOUNT NUMBER:	4124321423

PURPOSE OF ACCOUNT:	Master Funding Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Check
Date	Number	Payee	Purpose	Amount

None				$-

TOTAL				$-	(d)

MOR-12

ATTACHMENT 4D

MONTHLY SUMMARY OF BANK ACTIVITY - CASH COLLECTION ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 07/1/2012 and ending 07/31/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation	ACCOUNT NUMBER:	2000011121837
	DBA Streicher Mobile Fueling Inc.
	Debtor In Possession
	Atlanta Lockbox #932640

PURPOSE OF ACCOUNT:	Cash Collection Account

Ending Balance Per Bank Statement	$5,065,005.56
Plus Total Amount of Outstanding Deposits	$-
Minus Total Amount of Outstanding Checks and other debits	$-	*
Minus Service Charges	$-
Ending Balance Per Check Register	$5,065,005.56	**(a)

*Debit cards are used by

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:

(☐Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
$-

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$-	Transferred to Payroll Account
$-	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

WellsOne® Account Account number: 2000011121837 ¾ July 1, 2012 - July 31, 2012 ¾ Page 1 of 2

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday
SMF ENERGY CORPORATION
DBA STREICHER MOBILE FUELING INC	Online: wellsfargo.com
DEBTOR IN POSSESSION
ATLANTA LOCKBOX #932640	Write:	Wells Fargo Bank, N.A. (182)
200 W CYPRESS CREEK RD STE 400		PO Box 63020
FORT LAUDERDALE FL 33309-0000		San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	Beginning balance	Total credits	Total debits	Ending balance
2000011121837	$5,936,744.84	$128,260.72	$-1,000,000.00	$5,065,005.56

Credits

Deposits

Effective	Posted
date	date	Amount	Transaction detail
	07/02	8,738.56	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	07/03	13,257.81	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	07/06	3,897.78	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	07/09	6,128.95	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	07/16	10,482.68	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	07/17	18,681.46	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	07/20	615.00	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	07/23	5,996.29	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	07/30	2,829.88	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
	07/31	2,828.89	Wholesale Lockbox Deposit Atlanta Box 932640 Deposit 1
		$73,457.30	Total deposits

Electronic deposits/bank credits

Effective	Posted
date	date	Amount	Transaction detail
	07/02	22,246.07	American Express Settlement 120702 4098407562 Smf Energy C4098407562
	07/03	3,608.77	Hudd Distributio Payments 120702 1800 Streicher Mobile Fueli
	07/06	550.00	Desktop Check Deposit
	07/09	12,013.93	Colorado Boxed B Payments Smf Energy Corp NTE*Cbb Payment\
	07/09	1,321.64	American Express Settlement 120707 4098407562 Smf Energy C4098407562
	07/09	1,097.59	American Express Settlement 120709 4098407562 Smf Energy C4098407562
	07/10	221.54	Desktop Check Deposit
	07/10	158.27	Desktop Check Deposit

(182)

Sheet Seq = 0022050

Sheet 00001 of 00002

Account number: 2000011121837 ■ July 1, 2012 - July 31, 2012 ■ Page 2 of 2

Electronic deposits/bank credits (continued)

Effective	Posted
date	Date	Amount	Transaction detail
	07/16	9,763.13	Mansfield Oil CO AP ACH 120716 005751 Smf/Streicher Mobile F
	07/16	3,822.48	Desktop Check Deposit
		$54,803.42	Total electronic deposits/bank credits
		$128,260.72	Total credits

Debits

Electronic debits/bank debits

Effective	Posted
date	date	Amount	Transaction detail
	07/12	1,000,000.00	Move Funds From Smf 1837 to Operating 1423
		$1,000,000.00	Total electronic debits/bank debits
		$1,000,000.00	Total debits

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
06/30	5,936,744.84	07/10	6,009,985.75	07/20	5,053,350.50
07/02	5,967,729.47	07/12	5,009,985.75	07/23	5,059,346.79
07/03	5,984,596.05	07/16	5,034,054.04	07/30	5,062,176.67
07/06	5,989,043.83	07/17	5,052,735.50	07/31	5,065,005.56
07/09	6,009,605.94
	Average daily ledger balance	$5,380,317.29

©2010 Wells Fargo Bank, N.A.

All rights reserved. Member FDIC.

Sheet Seq = 0022051

Sheet 00002 of 00002

ATTACHMENT 5D

CHECK REGISTER- CASH COLLECTION ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 07/1/2012 and ending 07/31/2012

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation
DBA Streicher Mobile Fueling Inc.
Debtor In Possession
Atlanta Lockbox #932640

ACCOUNT NUMBER:	2000011121837

PURPOSE OF ACCOUNT:	Cash Collection Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Check
Date	Number	Payee	Purpose	Amount

None

TOTAL				$-

MOR-8

ATTACHMENT 4E

MONTHLY SUMMARY OF BANK ACTIVITY - CONTROL DISBURSEMENT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 07/1/2012 and ending 07/31/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation	ACCOUNT NUMBER:	2079940014538
	Debtor In Possession
	Chapter 11 Case No. 12-19084-RBR

PURPOSE OF ACCOUNT:	Control Disbursement

Ending Balance Per Bank Statement	$-
Plus Total Amount of Outstanding Deposits	$-
Minus Total Amount of Outstanding Checks and other debits	$-	*
Minus Service Charges	$-
Ending Balance Per Check Register	$-	**(a)

*Debit cards are used by

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:

(☐Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
$-

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$-	Transferred to Payroll Account
$-	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

Commercial Checking Account
Account number: 2079940014538 ■ July 1, 2012 - July 31, 2012 ■ Page 1 of 2

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday
SMF ENERGY CORPORATION
DEBTOR IN POSSESSION
CHAPTER 11 CASE NO.12-19084-RBR	Online:	wellsfargo.com
200 W CYPRESS CREEK RD STE 400
FORT LAUDERDALE FL 33309-2175	Write:	Wells Fargo Bank, N.A. (164)
Controlled Disbursement-Savannah
301 Tryon Street
Charlotte, NC 28288

Account summary

Commercial Checking Account

Account number	Beginning balance	Total credits	Total debits		Ending balance
2079940014538	$0.00	$105,486.53	-$	105,486.53	$0.00

Credits

Electronic deposits/bank credits

Effective	Posted
date	date	Amount	Transaction detail
	07/11	2,400.53	ZBA Balance Account Transfer From 4124321423
	07/13	103,066.00	WT Seq#78871 Smf Energy Corp /Org=Smf Energy Corporation Srf# IN12071310165396 Trn#120713078871 Rfb# 000000457
	07/13	20.00	ZBA Balance Account Transfer From 4124321423
		$105,486.53	Total electronic deposits/bank credits
		$105,486.53	Total credits

Debits

Electronic debits/bank debits

Effective	Posted
date	date	Amount	Transaction detail
	07/11	2,400.53	Client Analysis Srvc Chrg 120710 Svc Chge 0612 002079940014538
	07/13	51,553.00	WT Seq#63992 Smf Energy Corp /Bnf=Smfenergco Srf# IN12071309161807 Trn#120713063992 Rfb# 000000456
	07/13	51,533.00	Efboardofequaliz Boe E-File 120712 00044209057 ELF*00011737388*0000005153300*00044209057*2012071
		$105,486.53	Total electronic debits/bank debits
		$105,486.53	Total debits

(164)

Sheet Seq = 0007938

Sheet 00001 of 00002

Account number: 2079940014538 ■ July 1, 2012 - July 31, 2012 ■ Page 2 of 2

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
06/30	0.00	07/11	0.00	07/13	0.00
	Average daily ledger balance	$0.00

©2010 Wells Fargo Bank, N.A.

All rights reserved. Member FDIC.

Sheet Seq = 0007939

Sheet 00002 of 00002

ATTACHMENT 5E

CHECK REGISTER- CONTROL DISBURSEMENT ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 07/1/2012 and ending 07/31/2012

NAME OF BANK:	Wells Fargo	BRANCH:	Cypress Creek Road

ACCOUNT NAME:	SMF Energy Corporation
Debtor In Possession
Chapter 11 Case No. 12-19084-RBR

ACCOUNT NUMBER:	2079940014538

PURPOSE OF ACCOUNT:	Control Disbursement Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

	Check
Date	Number	Payee	Purpose	Amount
7/11/2012	ACH	Wells Fargo	Bank fees	$2,400.53
7/13/2012	ACH	Board of Equalization	California sales & use tax	51,533.00

TOTAL				$53,933.53

MOR-8

ATTACHMENT 4F

MONTHLY SUMMARY OF BANK ACTIVITY - CONTROL DISBURSEMENT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 07/1/2012 and ending 07/31/2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Bank of New York Mellon	BRANCH:	Pittsburgh, PA

ACCOUNT NAME:	SMF Energy Corporation	ACCOUNT NUMBER:	92006885170465
	Checking
	Chapter 11 Case No. 12-19084-RBR

PURPOSE OF ACCOUNT:	Control Disbursement

Ending Balance Per Bank Statement	$1,153,105.14
Plus Total Amount of Outstanding Deposits	$-
Minus Total Amount of Outstanding Checks and other debits	$(23,047.33	)*
Minus Service Charges	$-
Ending Balance Per Check Register	$1,130,057.81	**(a)

*Debit cards are used by

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:

(☐Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
$-

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits", listed above includes:

$-	Transferred to Payroll Account
$-	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B, and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

Statement Period
12-19084	July 1 - July 31, 2012
SMF ENERGY CORPORATION
SONEET KAPILA (0000290952)
For Customer Service
1000 SOUTH FEDERAL HIGHWAY	Call 1-800-634-7734, Ext. 8
SUITE 200	Email BMSBankingCenter@bms7.com
FORT LAUDERDALE, FL 33316

CONSOLIDATED BALANCE SUMMARY

		Ending	Ending
	Maturity	Balance Prior	Balance This
	Date	Period	Period
CHECKING ACCOUNT
92006885170465		$159.94	$1,153,105.14
Total		$159.94	$1,153,105.14

Important Information Regarding Your Account
IN OBSERVANCE OF LABOR DAY ON SEPT 3RD, BNY MELLON AND THE BMS BANKING
CENTER WILL BE CLOSED. ANY BANKING TRANSACTIONS CONDUCTED ON THIS DAY WILL
BE POSTED THE FOLLOWING BUSINESS DAY. THE BMS BANKING CENTER IS AVAILABLE
FOR ASSISTANCE MON-FRI 8AM TO 8PM ET AT (800) 634-7734, OPT 8.

As of July 31, 2012, the funds for this case were on deposit in the following institutions as shown below:

First TN	$249,500.00	Zions First National Bank	$249,500.00
Union Bank	$155,105.14	New York Community	$249,500.00
Citi	$249,500.00
		Grand Total:	$1,153,105.14

Statement Period
12-19084	July 1 - July 31, 2012
SMF ENERGY CORPORATION
SONEET KAPILA (0000290952)

CHECKING ACCOUNT SUMMARY	Account No. 92006885170465

	Instances	Amount
Beginning Balance		$159.94
Deposits and Additions	8	$1,211,623.22
Withdrawals	34	$(58,678.02)
Ending Balance	42	$1,153,105.14

TRANSACTION DETAIL
Date	Description	Debits	Credits	Balace
07/09	DEPOSIT # 0000100002		$249.90	$409.84
07/10	DEPOSIT # 0000100003		$347.68	$757.52
07/11	WELLS FARGO BK NA SANFRA		$200,000.00	$200,757.52
07/12	DEPOSIT # 0000100004		$364.53	$201,122.05
07/13	WELLS FARGO BK NA SANFRA		$1,000,000.00	$1,201,122.05
07/16	CHECK # 0000001001	$(1,188.00)		$1,199,934.05
07/17	DEPOSIT # 0000100005		$2,198.60	$1,202,132.65
07/17	CHECK # 0000001008	$(2,005.46)		$1,200,127.19
07/17	CHECK # 0000001010	$(155.17)		$1,199,972.02
07/18	CHECK # 0000001016	$(2,076.04)		$1,197,895.98
07/18	CHECK # 0000001015	$(1,027.92)		$1,196,868.06
07/18	CHECK # 0000001013	$(938.08)		$1,195,929.98
07/18	CHECK # 0000001018	$(697.61)		$1,195,232.37
07/18	CHECK # 0000001006	$(640.00)		$1,194,592.37
07/18	CHECK # 0000001019	$(35.08)		$1,194,557.29
07/19	DEPOSIT # 0000100006		$8,159.05	$1,202,716.34
07/19	CHECK # 0000001012	$(12,394.78)		$1,190,321.56
07/19	CHECK # 0000001011	$(5,480.95)		$1,184,840.61
07/19	CHECK # 0000001014	$(4,481.23)		$1,180,359.38
07/19	CHECK # 0000001007	$(1,688.60)		$1,178,670.78
07/19	CHECK # 0000001009	$(742.94)		$1,177,927.84
07/19	CHECK # 0000001017	$(511.58)		$1,177,416.26
07/19	CHECK # 0000001002	$(245.30)		$1,177,170.96
07/19	CHECK # 0000001005	$(211.78)		$1,176,959.18
07/19	CHECK # 0000001004	$(21.97)		$1,176,937.21
07/19	CHECK # 0000001003	$(9.63)		$1,176,927.58
07/20	CHECK # 0000001020	$(503.00)		$1,176,424.58
07/23	CHECK # 0000001021	$(1,419.00)		$1,175,005.58
07/26	DEPOSIT # 0000100007		$303.46	$1,175,309.04
07/26	CHECK # 0000001026	$(9,345.13)		$1,165,963.91
07/26	CHECK # 0000001023	$(108.00)		$1,165,855.91
07/26	CHECK # 0000001022	$(45.00)		$1,165,810.91
07/27	CHECK # 0000001029	$(6,120.00)		$1,159,690.91
07/27	CHECK # 0000001027	$(940.77)		$1,158,750.14
07/30	CHECK # 0000001028	$(1,600.00)		$1,157,150.14
07/30	CHECK # 0000001024	$(1,363.42)		$1,155,786.72

Statement Period
12-19084	July 1 - July 31, 2012
SMF ENERGY CORPORATION
SONEET KAPILA (0000290952)

CHECKING ACCOUNT SUMMARY	Account No. 92006885170465

TRANSACTION DETAIL CONTINUED
Date	Description	Debits	Credits	Balance
07/30	CHECK # 0000001032	$(570.00)		$1,155,216.72
07/30	CHECK # 0000001031	$(375.00)		$1,154,841.72
07/30	CHECK # 0000001030	$(315.00)		$1,154,526.72
07/30	CHECK # 0000001036	$(198.77)		$1,154,327.95
07/30	CHECK # 0000001037	$(22.81)		$1,154,305.14
07/31	CHECK # 0000001033	$(1,200.00)		$1,153,105.14
Totals		$(58,678.02)	$1,211,623.22

(* Indicates a break in the check sequence)	CHECKS PAID IN NUMERIC ORDER

Check No.	Date	Amount	Check No.	Date	Amount	Check No.		Date	Amount
1001	07/16	$1,188.00	1013	07/18	$938.08	1024		07/30	$1,363.42
1002	07/19	$245.30	1014	07/19	$4,481.23	1026	*	07/26	$9,345.13
1003	07/19	$9.63	1015	07/18	$1,027.92	1027		07/27	$940.77
1004	07/19	$21.97	1016	07/18	$2,076.04	1028		07/30	$1,600.00
1005	07/19	$211.78	1017	07/19	$511.58	1029		07/27	$6,120.00
1006	07/18	$640.00	1018	07/18	$697.61	1030		07/30	$315.00
1007	07/19	$1,688.60	1019	07/18	$35.08	1031		07/30	$375.00
1008	07/17	$2,005.46	1020	07/20	$503.00	1032		07/30	$570.00
1009	07/19	$742.94	1021	07/23	$1,419.00	1033		07/31	$1,200.00
1010	07/17	$155.17	1022	07/26	$45.00	1036	*	07/30	$198.77
1011	07/19	$5,480.95	1023	07/26	$108.00	1037		07/30	$22.81
1012	07/19	$12,394.78			Total Checks Paid:				$58,678.02

As of July 31, 2012, the funds for this account were on deposit in the following institutions as shown below:
Union Bank	$155,105.14	Zions First National Bank	$249,500.00
First TN	$249,500.00	Citi	$249,500.00
New York Community	$249,500.00
		Grand Total:	$1,153,105.14

Check Number: 1001 **Pay Date: 07/16/2012** **Amount: $1,188.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1001

60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
006885170465

Date 07/13/2012

IT TECHNICIAN SERVICE

$ *******1,188.00

---One Thousand One Hundred Eighty-Eight Dollars and 00/100

Pay to the Order of ABRAHAM TATIS

SONEET R. KAPILA, CRO

⑈0000 1001⑈ ⑆043302493⑆9 2006885170465⑈

3586621623

X

Check Number: 1002 **Pay Date: 07/19/2012** **Amount: $245.30**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1002

60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
006885170465

Date 07/13/2012

DELIVERY SERVICES 1234-1645-5

$ *********245.30

---Two Hundred Forty-Five Dollars and 30/100

Pay to the Order of FEDEX
PO BOX 660481
DALLAS TX 75266-0481

SONEET R. KAPILA, CRO

⑈0000 1002⑈ ⑆043302493⑆9 2006885170465⑈ ⑀0000024530⑀

X

CREDIT TO ACCOUNT OF WITHIN NAMED PAYEE
ABSENCE OF ENDORSEMENT GUARANTEED

07 18 12

BANK OF AMERICA

07/18/12

9130845863

Check Number: 1003 **Pay Date: 07/19/2012** **Amount: $9.63**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1003

60-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
0068851 70465
DELIVERY SERVICES. 1234-1583-1

Date 07/13/2012

$ ***********9.63

---Nine Dollars and 63/100

Pay to the Order of FEDEX
PO BOX 660481
DALLAS TX 75266-0481

SONEET R. KAPILA, CRO

⑈00001003⑈ ⑆043302493⑆9200688517046 5⑈ ⑈0000000963⑈

CREDIT TO ACCOUNT OF WITHIN NAMED PAYEE ... ENDORSEMENT GUARANTEED

9130845862

Check Number: 1004 **Pay Date: 07/19/2012** **Amount: $21.97**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1004

60-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
0068851 70465
DELIVERY SERVICES. 2748-4602-0

Date 07/13/2012

$ **********21.97

---Twenty-One Dollars and 97/100

Pay to the Order of FEDEX
PO BOX 660481
DALLAS TX 75266-0481

SONEET R. KAPILA, CRO

⑈00001004⑈ ⑆043302493⑆9200688517046 5⑈ ⑈0000002197⑈

CREDIT TO ACCOUNT OF WITHIN NAMED PAYEE ... ENDORSEMENT GUARANTEED

9130845861

Check Number: 1005 **Pay Date: 07/19/2012** **Amount: $211.78**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1005

60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
0068851170465
DELIVERY SERVICES 1234-1646-5, 7-940-98438

Date 07/13/2012

$ *********211.78

---Two Hundred Eleven Dollars and 78/100

Pay to the Order of FEDEX
PO BOX 660481
DALLAS TX 75266-0481

SONEET R. KAPILA, CRO

⑈00001005⑈ ⑆043302493⑆9200688511704 65⑈ ⑈0000021178⑈

CREDIT TO ACCOUNT OF WITHIN NAMED PAYEE ABSENCE OF ENDORSEMENT GUARANTEED

9130845860

Check Number: 1006 **Pay Date: 07/18/2012** **Amount: $640.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1006

60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
0068851170465
SHUT DOWN SERVICES, INVENTORY

Date 07/13/2012

$ *********640.00

---Six Hundred Forty Dollars and 00/100

Pay to the Order of GARY WILLIAMS
445 Brook Circle
Roswell, Ga. 30075

SONEET R. KAPILA, CRO

⑈00001006⑈ ⑆043302493⑆9200688511704 65⑈

Check Number: 1007 **Pay Date: 07/19/2012** **Amount: $1,688.60**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1007

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( )
006885170465
REIMBURSEMENT FOR STORAGE PAYMENT

Date 07/13/2012

$ *******1,688.60

---One Thousand Six Hundred Eighty-Eight Dollars and 60/100

Pay to the Order of KAREN FUGATE

SONEET R. KAPILA, CRO

⑈00001007⑈ ⑆043302493⑆9200688517046 5⑈

465106101107 125407 20120718 000092006885170465
TRN_DEBIT MCFADDTC 168860
Ft? Lauderdale-Cypre 0594 94004 4651 2 0039

Check Number: 1008 **Pay Date: 07/17/2012** **Amount: $2,005.46**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1008

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( )
006885170465
BUSINESS EXPENSE REIMBURSEMENT

Date 07/13/2012

$ *******2,005.46

---Two Thousand Five Dollars and 46/100

Pay to the Order of ROB STREICHER

SONEET R. KAPILA, CRO

⑈00001008⑈ ⑆043302493⑆9200688517046 5⑈

3681899759

Check Number: 1009 **Pay Date: 07/19/2012** **Amount: $742.94**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1009

VOID AFTER 90 DAYS

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

Regarding

TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
0068851 70465
RENT UNIT #3122, 4071

Date 07/13/2012

$ *********742.94

---Seven Hundred Forty-Two Dollars and 94/100

Pay to the Order of: SPACE PLUS SELF STORAGE
1850 S. MIAMI ROAD
FORT LAUDERDALE FL 33316-2916

SONEET R. KAPILA, CRO

⑈00001009⑈ ⑆043302493⑆9200668851?0465⑈

>267090455< 20120718
Gibraltar Private Bank & Trust
102 32

PAY TO THE ORDER OF
GIBRALTAR BANK, FSB
FT. LAUDERDALE, FL
FOR DEPOSIT ONLY
SPACE PLUS SELF STORAGE

<267090455> 20120718

Check Number: 1010 **Pay Date: 07/17/2012** **Amount: $155.17**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1010

VOID AFTER 90 DAYS

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

Regarding

TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
0068851 70465
PAYROLL SERVICES INVOICE #473083

Date 07/13/2012

$ *********155.17

---One Hundred Fifty-Five Dollars and 17/100

Pay to the Order of: ADP, INC.
PO BOX 842854
BOSTON MA 02284-2854

SONEET R. KAPILA, CRO

⑈00001010⑈ ⑆043302493⑆9200668851?0465⑈

20120717
>031000053<
PNC Bank
DEP. TO CR. PAYEE
ABS. OF END. GTD.
>031000053<

20120717
842854

Check Number: 1011 **Pay Date: 07/19/2012** **Amount: $5,480.95**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON
[illegible]

1011
60-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding TID # 290952
SMF ENERGY CORPORATION (12-19084 RBR) PHONE: ( ) -
006885170465
ACCT #8304 COBRA INVOICE

Date 07/13/2012

$ *******5,480.95

---Five Thousand Four Hundred Eighty Dollars and 95/100

Pay to the Order of
AETNA LIFE INSURANCE COMPANY
LOCKBOX 804735
PO BOX 804735
CHICAGO IL 60680-4108

SONEET R. KAPILA, CRO

⑈00001011⑈ ⑆043302493⑆9200688517046 5⑈

20120718
>031000053<
PNC Bank
DEP. TO CR. PAYEE
ABS. OF END. GTD.
>031000053<

Check Number: 1012 **Pay Date: 07/19/2012** **Amount: $12,394.78**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON
[illegible]

1012
60-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding TID # 290952
SMF ENERGY CORPORATION (12-19084 RBR) PHONE: ( ) -
006885170465
ACCT #64846121

Date 07/13/2012

$ ******12,394.78

---Twelve Thousand Three Hundred Ninety-Four Dollars and 78/100

Pay to the Order of
AETNA LIFE INSURANCE COMPANY
LOCKBOX 804735
PO BOX 804735
CHICAGO IL 60680-4108

SONEET R. KAPILA, CRO

⑈00001012⑈ ⑆043302493⑆9200688517046 5⑈

20120718
>031000053<
PNC Bank
DEP. TO CR. PAYEE
ABS. OF END. GTD.
>031000053<

Check Number: 1013 **Pay Date: 07/18/2012** **Amount: $938.08**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1013

VOID AFTER 90 DAYS

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

Regarding

SM7 ENERGY CORPORATION (12-19084 RBR) PHONE( ) -
006885170465
ACCOUNT #

Date 07/13/2012

$ *********938.08

---Nine Hundred Thirty-Eight Dollars and 08/100

Pay to the Order of
AFLAC
ATTN. REMITTANCE PROCESSING SERVICES
1932 WYNNTON ROAD
COLUMBUS GA 31993-0797

SONEET R. KAPILA, CRO

⑈00001013⑈ ⑆043302493⑆9200688517046 5⑈

PAY TO THE ORDER OF
WELLS FARGO
FOR DEPOSIT ONLY
AFLAC

Check Number: 1014 **Pay Date: 07/19/2012** **Amount: $4,481.23**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1014

VOID AFTER 90 DAYS

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) -
006885170465
ACCT #171-789-8079-384

Date 07/13/2012

$ *******4,481.23

---Four Thousand Four Hundred Eighty-One Dollars and 23/100

Pay to the Order of
AT&T
PO BOX 5019
CAROL STREAM IL 60197-5019

SONEET R. KAPILA, CRO

⑈00001014⑈ ⑆043302493⑆9200688517046 5⑈

7452 000 071612 115892 0 171789807938 4
171789807938 4 4481.23 For Deposit Only
964255582 115892 CFM AT&T JPMC
015 001 05 01 015 Chicago IL >021000021<

Check Number: 1015 **Pay Date: 07/18/2012 Amount: $1,027.92**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1015

60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) -
006885170465
INVOICE 1391771, CLIENT ID 14841

Date 07/13/2012

$ *******1,027.92

---One Thousand Twenty-Seven Dollars and 92/100

Pay to the Order of: OGLIC
PO BOX 644546
PITTSBURGH PA 15264-4546

SONEET R. KAPILA, CRO

⑈00001015⑈ ⑆043302493⑆9200688517046 5⑈

20120717
>031000053<
PNC Bank
DEP. TO CR. PAYEE
ABS. OF END. GTD.
>031000053<

X

Check Number: 1016 **Pay Date: 07/18/2012 Amount: $2,076.04**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1016

60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) -
006885170465
LEASED COMPUTERS. INVOICE 75878226

Date 07/13/2012

$ *******2,076.04

---Two Thousand Seventy-Six Dollars and 04/100

Pay to the Order of: DELL FINANCIAL SERVICES
PAYMENT PROCESSING CENTER
PO BOX 6547
CAROL STREAM IL 60197-6547

SONEET R. KAPILA, CRO

⑈00001016⑈ ⑆043302493⑆9200688517046 5⑈

07/17/12 423288 4 80
424104 4 1 >81882-0494<
Credit the account of the within named payee
Without prejudice PEG-REGULUS CHI

X

Pay to the Order of Bank of America For Deposit Only to Dell Financial Services 81882-0494

Check Number: 1017 **Pay Date: 07/19/2012 Amount: $511.58**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1017

60-240 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
006885170465
COMMUNICATIONS INVOICE 22215005

Date 07/13/2012

$ *********511.58

---Five Hundred Eleven Dollars and 58/100

Pay to the Order of LEVEL 3 COMMUNICATIONS, LLC
PO BOX 910182
DENVER CO 80291-0182

SONEET R. KAPILA, CRO

⑈00001017⑈ ⑆043302493⑆9200688517046 5⑈

Check Number: 1018 **Pay Date: 07/18/2012 Amount: $697.61**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1018

60-240 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
006885170465
INVOICE #11658540

Date 07/13/2012

$ *********697.61

---Six Hundred Ninety-Seven Dollars and 61/100

Pay to the Order of PREMIERE GLOBAL SERVICES
PO BOX 404351
ATLANTA GA 30384-4351

SONEET R. KAPILA, CRO

⑈00001018⑈ ⑆043302493⑆9200688517046 5⑈

404351 031107 nbkspc 7272 33 1

C-7420 33
20120717
0032705590260
172 ATL-404351

>011000138<
CR PAYEE ACCT
LACK END GTD
BANK OF AMERICA

Check Number: 1019 **Pay Date: 07/18/2012** **Amount: $35.08**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1019
60-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding
SMF ENERGY CORPORATION (12-19084 RBR) PHONE# ( )
006885170465
INVOICE [illegible]

TTD # 290952

Date 07/13/2012

$ **********35.08

---Thirty-Five Dollars and 08/100

Pay to the Order of
RICOH USA, INC.
PO BOX 532530
ATLANTA GA 30353-2530

SONEET R. KAPILA, CRO

⑈00001019⑈ ⑆043302493⑆9200688517046 5⑈

20120718
>031000053<
PNC Bank
DEP. TO CR. PAYEE
ABS. OF END. GTD.
>031000053<

X

Check Number: 1020 **Pay Date: 07/20/2012** **Amount: $503.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1020
60-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding
SMF ENERGY CORPORATION (12-19084 RBR) PHONE# ( )
006885170465
EDGAR FILINGS INVOICE I-244601

TTD # 290952

Date 07/13/2012

$ *********503.00

---Five Hundred Three Dollars and 00/100

Pay to the Order of
VINTAGE FILINGS
350 HUDSON STREET
SUITE 300
NEW YORK NY 10014

SONEET R. KAPILA, CRO

⑈00001020⑈ ⑆043302493⑆9200688517046 5⑈

FOR DEPOSIT ONLY
VINTAGE FILINGS LLC
ACCT # 2075017427765

Check Number: 1021 **Pay Date: 07/23/2012** **Amount: $1,419.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1021

60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) -
3058851170465

CONTRACTOR WORK 7/9/12 TO 7/13/12

Date 07/18/2012

$ *******1,419.00

---One Thousand Four Hundred Nineteen Dollars and 00/100

Pay to the Order of ABRAHAM TATIS
5433 STRATFORD ROAD
HAVERHILL FL 33415

SONEET R. KAPILA, CRO

⑈0000 1021⑈ ⑆043302493⑆9200688511704 65⑈

3584326417

X

Check Number: 1022 **Pay Date: 07/26/2012** **Amount: $45.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1022

60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) -
0068851170465

RENT FOR STORAGE UNIT 3415

Date 07/20/2012

$ ***********45.00

---Forty-Five Dollars and 00/100

Pay to the Order of PUBLIC STORAGE
1419 W 190TH STREET
GARDENA CA 90248-4307

SONEET R. KAPILA, CRO

⑈0000 1022⑈ ⑆043302493⑆9200688511704 65⑈

JPMorganChaseBank 072502 115409 951190639094

X

FOR DEPOSIT ONLY
PUBLIC STORAGE

Check Number: 1023 **Pay Date: 07/26/2012** **Amount: $108.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1023

60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
006885170465

RENT FOR STORAGE UNIT F848

Date 07/20/2012

$ *********108.00

---One Hundred Eight Dollars and 00/100

Pay to the Order of PUBLIC STORAGE
3679 MCELROY ROAD
DURAVILLE GA 30340-2239

SONEET R. KAPILA, CRO

⑈0000 1023⑈ ⑆043302493⑆9200688517046 5⑈

FOR DEPOSIT ONLY
PUBLIC STORAGE #20130
4122006706

WELLS FARGO BANK NA ATL
0910-0001-9
4577272492

Check Number: 1024 **Pay Date: 07/30/2012** **Amount: $1,363.42**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1024

60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

119

VOID AFTER 90 DAYS

Regarding TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
006885170465

EXPENSE REPORT IN CONNECTION WITH SHUT DOWN

Date 07/20/2012

$ *******1,363.42

---One Thousand Three Hundred Sixty-Three Dollars and 42/100

Pay to the Order of DON HENDERSON

SONEET R. KAPILA, CRO

⑈0000 1024⑈ ⑆043302493⑆9200688517046 5⑈

CC 7/27/2012
369 - 60740
>263179956< - 0026

Check Number: 1026 **Pay Date: 07/26/2012** **Amount: $9,345.13**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1026

90-249/433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
606885170465

Date 07/20/2012

ACCOUNT #830570

$ *******9,345.13

---Nine Thousand Three Hundred Forty-Five Dollars and 13/100

Pay to the Order of
APPLIED UNDERWRITERS
10805 OLD MILL ROAD
OMAHA NE 68154

SONEET R. KAPILA, CRO

⑈00001026⑈ ⑆043302493⑆9200688517046 5⑈

Pay to the Order of
Security National Bank
104000841
For Deposit Only
Applied Risk Services, Inc
10001891

Security National Bank
>104000841<
APPLIED UNDERWRI
2012-07-25 1213005403
Batch:

Check Number: 1027 **Pay Date: 07/27/2012** **Amount: $940.77**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

7/20

THE BANK OF NEW YORK MELLON

1027

VOID AFTER 90 DAYS

Regarding TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( )

Date 07/20/2012

401K PLAN PAYMENT CONTRACT 50985

$ *********940.77

---Nine Hundred Forty Dollars and 77/100

Pay to the Order of
JOHN HANCOCK USA
PO BOX 7217-7122
PHILADELPHIA PA 19170-7122

SONEET R. KAPILA, CRO

⑈00001027⑈ ⑆043302493⑆9200688517046 5⑈ 2

For >031100209< 07/26/12 DLW-7122Manul
Deposit Citibank N.A. 56965
Only New Castle DE 40691539
7122 445688 003 000 445688-08-01-002/0188-002

Check Number: 1028 **Pay Date: 07/30/2012** **Amount: $1,600.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1028

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE:( ) - 006885170465	Date 07/24/2012
CONTRACT WORK FOR PERIOD 7.16 TO 7.20	$ *******1,600.00

---One Thousand Six Hundred Dollars and 00/100

Pay to the Order of KATHERINE SUTTON

SONEET R. KAPILA, CRO

⑈00001028⑈ ⑆043302493⑆9200688517046 5⑈

X Katherine Sutton
3800440033

Check Number: 1029 **Pay Date: 07/27/2012** **Amount: $6,120.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1029

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding

SMF ENERGY CORPORATION (12-19084 RBR) PHONE:( ) - 006885170465	Date 07/24/2012
CONTRACT WORK FOR 7.16 TO 7.20	$ *******6,120.00

---Six Thousand One Hundred Twenty Dollars and 00/100

Pay to the Order of TIM SHAW

SONEET R. KAPILA, CRO

⑈00001029⑈ ⑆043302493⑆9200688517046 5⑈

X

Check Number: 1030 **Pay Date: 07/30/2012** **Amount: $315.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1030

60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
0068851170465
CONTRACT WORK FOR 7.10 TO 7.15

Date 07/24/2012

$ *********315.00

---Three Hundred Fifteen Dollars and 00/100

Pay to the Order of EULA REEVES

SONEET R. KAPILA, CRO

⑈00001030⑈ ⑆043302493⑆9200688517046 5⑈

X Eula Reeves
For Deposit Only

20120727 0008 03429 00044

>267083763< BankAtlantic
Fort Lauderdale, FL 33309
20120727 0008 0439 0044

Check Number: 1031 **Pay Date: 07/30/2012** **Amount: $375.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1031

60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( ) -
0068851170465
CONTRACT WORK FOR 7.16 TO 7.20

Date 07/24/2012

$ *********375.00

---Three Hundred Seventy-Five Dollars and 00/100

Pay to the Order of EULA REEVES

SONEET R. KAPILA, CRO

⑈00001031⑈ ⑆043302493⑆9200688517046 5⑈

X Eula Reeves
For Deposit Only

20120727 0008 08439 00045

>267083763< BankAtlantic
Fort Lauderdale, FL 33309
20120727 0008 0439 0045

Check Number: 1032 **Pay Date: 07/30/2012** **Amount: $570.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1032

60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE ( )
006885170465

PAYMENT FOR MOVING FILES 6 21 TO 6 23

Date 07/24/2012

$ *********570.00

---Five Hundred Seventy Dollars and 00/100

Pay to the Order of KEVIN WILLIAMS

SONEET R. KAPILA, CRO

⑈00001032⑈ ⑆043302493⑆9200688517046 5⑈

AmTrust Bank 241070433
000943000382710 07/28/2012

Tran Type: TlrDDep
760098061
14 u1231753 Tran Amt$ 570.00
Br#178 Tl#0007 7/28/2012

X Kev Williams
64452-501-70265 4

Check Number: 1033 **Pay Date: 07/31/2012** **Amount: $1,200.00**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1033

60-249 / 433

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding TID # 290952

SMF ENERGY CORPORATION (12-19084 RBR) PHONE( ) -
006885170465

CONTRACT WORK FOR 7.15 TO 7.20

Date 07/24/2012

$ *******1,200.00

---One Thousand Two Hundred Dollars and 00/100

Pay to the Order of CHRISTINE WATTERS

SONEET R. KAPILA, CRO

⑈00001033⑈ ⑆043302493⑆9200688517046 5⑈

3583368456

X Christina Watters
W362 466 501810
954 829 4898

PAY TO THE ORDER OF
WELLS FARGO BANK
FOR DEPOSIT ONLY
CAROL CHECK CASHING, LLC
ACCT NUMBER
6859922012

Check Number: 1036 **Pay Date: 07/30/2012** **Amount: $198.77**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1036

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding
SMF ENERGY CORPORATION
DELIVERY SERVICES

Date 07/24/2012

$ *********198.77

---One Hundred Ninety-Eight Dollars and 77/100

Pay to the Order of FEDEX
PO BOX 660481
DALLAS TX 75266-0481

SONEET R. KAPILA, CRO

⑈00001036⑈ ⑆043302493⑆9200688517046 5⑈ ⑇0000019877⑇

BANK OF AMERICA
07/30/12
9330315885

Check Number: 1037 **Pay Date: 07/30/2012** **Amount: $22.81**

THE FACE OF THIS DOCUMENT HAS A COLORED BACKGROUND ON WHITE PAPER WITH THE LOGO FADING IN THE BACKGROUND

THE BANK OF NEW YORK MELLON

1037

SONEET R. KAPILA, CRO
PO BOX 14213
FORT LAUDERDALE FL 33302

VOID AFTER 90 DAYS

Regarding
SMF ENERGY CORPORATION
DELIVERY SERVICES

Date 07/24/2012

$ **********22.81

---Twenty-Two Dollars and 81/100

Pay to the Order of FEDEX
PO BOX 660481
DALLAS TX 75266-0481

SONEET R. KAPILA, CRO

⑈00001037⑈ ⑆043302493⑆9200688517046 5⑈ ⑇0000002281⑇

BANK OF AMERICA
07/30/12
9330315886

ATTACHMENT 5F

CHECK REGISTER- CONTROL DISBURSEMENT ACCOUNT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 07/1/2012 and ending 07/31/2012

NAME OF BANK:	Bank of New York Mellon	BRANCH:	Pittsburgh, PA

ACCOUNT NAME:	SMF Energy Corporation
Checking
Chapter 11 Case No. 12-19084-RBR

ACCOUNT NUMBER:	92006885170465

PURPOSE OF ACCOUNT:	Control Disbursement Account

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount

See attached				$-

TOTAL				$-

MOR-8

SMF Energy Corporation
Bank Activity	Account Number:	92006885170465
Bank of New York Mellon	Reporting Period:	07/01/2012 - 07/31/2012

SMF Energy Corporation

Check/ACH Debit Register

For the Period from 07/01/2012 to 07/31/2012

	Check
Date	Number	Payee	Purpose	Amount
7/13/2012	1001	Abraham Tatis	Contract Labor	$1,188.00
7/13/2012	1002	FedEx	Office Supplies	245.30
7/13/2012	1003	FedEx	Office Supplies	9.63
7/13/2012	1004	FedEx	Office Supplies	21.97
7/13/2012	1005	FedEx	Office Supplies	211.78
7/13/2012	1006	Gary Williams	Contract Labor	640.00
7/13/2012	1007	Karen Fugate	Petty Cash (employee reimb.)	1,688.60
7/13/2012	1008	Rob Streicher	Petty Cash (employee reimb.)	2,005.46
7/13/2012	1009	Space Plus Self Storage	Rent	742.94
7/13/2012	1010	ADP, Inc.	ADP Payroll Fees	155.17
7/13/2012	1011	Aetna Life Insurance Company	Insurance	5,480.95
7/13/2012	1012	Aetna Life Insurance Company	Insurance	12,394.78
7/13/2012	1013	AFLAC	Insurance	938.08
7/13/2012	1014	AT&T	Telephone	4,481.23
7/13/2012	1015	CGLIC	Insurance	1,027.92
7/13/2012	1016	Dell Financial Services	Leases	2,076.04
7/13/2012	1017	Level 3 Communications, LLC	Telephone	511.58
7/13/2012	1018	Premier Global Services	Telephone	697.61
7/13/2012	1019	RICOH USA, Inc.	Office Supplies	35.08
7/13/2012	1020	Vintage Filings	Business Filings	503.00
7/18/2012	1021	Abraham Tatis	Contract Labor	1,419.00
7/20/2012	1022	Public Storage	Rent	45.00
7/20/2012	1023	Public Storage	Rent	108.00
7/20/2012	1024	Don Henderson	Petty Cash (employee reimb.)	1,363.42
7/20/2012	1025	Karen Fugate	Petty Cash (employee reimb.)	14.30
7/20/2012	1026	Applied Underwriters	Insurance	9,345.13
7/20/2012	1027	John Hancock USA	401K	940.77
7/24/2012	1028	Katherine Sutton	Contract Labor	1,600.00
7/24/2012	1029	Tim Shaw	Contract Labor	6,120.00
7/24/2012	1030	Eula Reeves	Contract Labor	315.00
7/24/2012	1031	Eula Reeves	Contract Labor	375.00
7/24/2012	1032	Kevin Williams	Contract Labor	570.00
7/24/2012	1033	Christine Watters	Contract Labor	1,200.00
7/24/2012	1034	Abraham Tatis	Contract Labor	1,419.00
7/24/2012	1035	Karen Hill	Contract Labor	180.00
7/24/2012	1036	FedEx	Office Supplies	198.77
7/24/2012	1037	FedEx	Office Supplies	22.81
7/24/2012	1038	Google, Inc.	IT	459.03
7/27/2012	1039	US Trustee	U.S. Trustee Quarterly Fees	325.00
7/27/2012	1040	US Trustee	U.S. Trustee Quarterly Fees	650.00
7/27/2012	1041	US Trustee	U.S. Trustee Quarterly Fees	20,000.00
		Total		$81,725.35

ATTACHMENT 4G

INVESTMENTS ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Type of Negotiable

Current
Instrument	Face Value	Purchase Price	Date of Purchase	Market Value
NONE	$-	$-	$-	$-

TOTAL				$-	(a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)	(Column 4)
	Maximum Amount	Amount of Petty	Difference between
Location of	of Cash in Drawer/	Cash On Hand At	(Column 2) and
Box/Account	Acct.	End of Month	(Column 3)
Corporate Office	$71.51	$-	$71.51

TOTAL		$-	(b)

For any Petty Cash Disbursement over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation
See attached

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH (a + b)	$-	(c)

(c) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-13

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 07/1/2012 and ending 07/31/2012

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Date
Name of Taxing	Payment			Date Last Tax
Authority	Due	Description	Amount	Return Filed	Tax Return Period

$-

None

TOTAL			$-

MOR-14

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 07/1/2012 and ending 07/31/2012

Record all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner's personal expenses, insurance premium payments, etc. Do not include reimbursement of business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

		Payment
Name of Officer or Owner	Title	Description	Amount Paid
Bieniek, Linda	Vice President of Human Resources	Salary/Vacation	$12,905.40
Messenbaugh, Laura Patricia	V P of Finance & Accounting, CAO and Principal Acctng Officer	Salary	$17,158.10
Shaw, Timothy E	Sr. Vice President, Information Services & Administration & CIO	Salary / Auto / Vacation	$21,333.22
Streicher, Stanley R	Regional Vice President - Operations	Salary/Auto	$12,439.22

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	18	1
Number hired during the period	0	0
Number terminated or resigned during period	-18	-1
Number of employees on payroll at end of period	0	0

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

	Phone	Policy	Coverage	Expiration	Date Premium
Agent and/or Carrier	Number	Number	Type	Date	Due

See attached

The following lapse in insurance coverage occurred this month:

Policy	Date	Date
Type	Lapsed	Reinstated	Reason for Lapse

None

☐  Check here if U.S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-15

SMF ENERGY CORPORATION
Case No. 12-19084-RBR (Jointly Administered)
United States Bankruptcy Court
Southern District of Florida
Fort Lauderdale Division

Insurance Policies/Certificates

Provider	Insurer	Type	Policy #	Expiration

Chubb Group of Insurance	Federal Insurance Company	Fiduciary Liability	8223-1483	12/11/2012
Hudson Insurance Group	Federal Insurance Company	Excess/DIC D&O Liability	HN-0303-3207	12/11/2012
Navigators Specialty Insurance Company	National Interstate Company	Auto General Liability	NT11EXC7263151C	11/1/2012
Insurance Office of America	The Hartford Steam Boiler Inspection & Insurance Company	Property Insurance - Boiler equipment policy	FBP2216568	10/1/2012
Insurance Office of America	Allianz Global Risks US Insurance Co.	Property Insurance / Transportation - Equipment floater policy	MZI93001115	10/1/2012
Arc Excess & Surplus LLC	Federal Insurance Company	Excess/DIC D&O Liability	6801-8864	12/11/2012 (rescinded on 4/12/12)
Insurance Office of America	Chartis Specialty Insurance Co.	Pollution liability	PLS1959324	10/1/2012
Insurance Office of America	Hartford Insurance Company	Flood Policy	87047497402012	2/27/2013
Insurance Office of America	National Interstate Company	Commercial General Liab. & Auto - Pollution/Products & Contractual Labor	EFD4830315-00	10/1/2012
Insurance Office of America	Navigators Specialty Insurance Co.	Commercial Umbrella - Excess Liab & occur	NY11EXC726315IC	10/1/2012
Insurance Office of America	Continental Nat'l Indemnity Co.	Worker's Comp (FL, LA, MS, NC, SC, TN)	73-830570-01-04	10/1/2012
Insurance Office of America	Continental Nat'l Indemnity Co.	Worker's Comp (CA, GA, NV, TX)	73-830570-01-03	10/1/2012
Insurance Office of America	Continental Nat'l Indemnity Co.	Worker's Comp	73-830570-02-01	10/1/2012

Kapila & Company

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Name of the Debtor:	SMF Energy Corporation	Case Number:	12-19084-RBR

Reporting Period beginning 07/1/2012 and ending 07/31/2012

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement ); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

On May 25, 2012 SMF Energy Corporation (the “Company”) and its subsidiaries, H & W Petroleum Company, Inc., and SMF Services, Inc. (collectively, the “Debtors”), completed their previously announced sale of certain assets associated with the business of the Debtors in their various operating locations in the State of Texas and used in such operations as a going concern to Sun Coast Resources, Inc. (“Sun Coast”) pursuant to the asset purchase agreement dated April 27, 2012 (the “Sun Coast Purchase Agreement”). In addition, the Debtors sold inventory and trucks for a purchase price of $1,792,474 and $520,000, respectively, to Sun Coast.

The Debtors also completed the sale of certain Vehicles Outside Texas (as defined in the Purchase Agreements) to On- Site Fuel Service, Inc., Reladyne LLC and Leader D.O.T. Services Inc. (together with Sun Coast, the “Purchasers”) pursuant to asset purchase agreements (together with the Sun Coast Purchase Agreements, the “Purchase Agreements”) with each individual Purchaser under the provisions of Section 363 of the U.S. Bankruptcy code (the “Bankruptcy Code”) and approved by the United States Bankruptcy Court for the Southern District of Florida (the “Bankruptcy Court”) on May 2, 2012 (the “Section 363 Sale”). The aggregate gross purchase price for the Section 363 Sale was $10,751,150. The Section 363 Sale was closed following the completion of an auction process supervised by the Bankruptcy Court in which the Purchasers emerged as the winning bidders. The Company used the proceeds of the Section 363 Sale to pay off its line of credit with Wells Fargo.

MOR-16